UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary proxy statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive proxy statement
☐	Definitive additional materials
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FOUNDATION COAL HOLDINGS, INC.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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We are filing this Amendment No. 1 to our definitive proxy statement, originally filed with the Securities and Exchange Commission on April 17, 2007, for the sole purpose of amending and restating the information contained in the first paragraph of the Notice of 2007 Annual Meeting of Stockholders. The time, date and location of the meeting, as well as the definition of “Foundation” and the “Company” were erroneously deleted from the original filing. The Notice is being corrected to insert the time, date and location of the meeting, and, the definition of “Foundation” and the “Company.” This is the only revision to the definitive proxy statement we filed on April 17, 2007.

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

TO BE HELD May 17, 2007

FOUNDATION COAL HOLDINGS, INC.

999 Corporate Boulevard, Suite 300

Linthicum Heights, MD 21090-2227

To the Stockholders of Foundation Coal Holdings, Inc.:

NOTICE IS HEREBY GIVEN that Foundation Coal Holdings, Inc.’s (“Foundation” or the “Company”) 2007 Annual Meeting of Stockholders will be held at 10:00 AM on Thursday, May 17, 2007, at the Hilton BWI, 1739 West Nursery Road, Linthicum Heights, MD 21090 (the “Annual Meeting”). The terms “Foundation” “the Company” “we” “our” “us” and similar terms refer to Foundation Coal Holdings, Inc. and its consolidated subsidiaries.

At the meeting, we will ask stockholders to:

1.	Elect eight directors for a term of one year;

2.	Approve Ernst & Young LLP as Foundation’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2007;

3.	Any other matters that properly come before the meeting.

We plan a brief business meeting focused on these items, we will attend to any other proper business that may arise and we will offer time for your comments and questions. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 AND 2. These proposals are further described in the proxy statement.

Only Foundation stockholders of record at the close of business on March 28, 2007 are entitled to notice of and to vote at the meeting and any adjournment of it. For ten (10) days prior to the Annual Meeting, a list of stockholders entitled to vote will be available for inspection at Foundation’s corporate offices located at 999 Corporate Boulevard, Suite 300, Linthicum Heights, MD 21090-2227.

YOUR VOTE IS VERY IMPORTANT. WE URGE YOU TO VOTE IN ANY ONE OF THE FOLLOWING THREE WAYS:

•	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

•	USE THE TOLL-FREE TELEPHONE NUMBER shown on the proxy card.

•	VIA THE INTERNET if provided by your broker; use the website shown on your proxy card.

Any proxy may be revoked at any time before your shares are voted at the Annual Meeting.

By order of the Board of Directors,

James F. Roberts

Chairman of the Board of Directors